UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

Big Sky Growth Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40313	86-2084915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1201 Western Avenue, Suite 406 Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 351-0820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one- fourth of one redeemable Warrant to acquire one share of Class A common stock	BSKYU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BSKY	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BSKYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2021, the Registration Statement on Form S-1 (File No. 333-253569) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Big Sky Growth Partners, Inc., a Delaware corporation (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On May 3, 2021, the Company consummated the IPO of 30,000,000 units (the “Units”). Concurrently with the completion of the IPO, the Company also consummated a private placement (the “Private Placement”) of an aggregate of 5,733,333 warrants (the “Private Warrants”) with Big Sky Growth Partners, LLC (the “Sponsor”). In connection with the IPO, the Company also granted the underwriters a 45-day option to purchase an additional 4,500,000 Units at the initial public offering price.

Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-fourth of one redeemable warrant (each, a “Warrant”, and collectively, the “Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000 (before underwriting discounts and commissions and offering expenses). The Private Warrants were sold at a price of $1.50 per Private Warrant, generating gross proceeds of $8,600,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated April 28, 2021, between the Company and Goldman Sachs & Co. LLC, as representative of the several underwriters (the “Representative”), which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Warrant Agreement, dated April 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants, certain adjustment features of the terms of exercise, provisions relating to redemption and cashless exercise of the Warrants, certain registration rights of the holders of Warrants, provisions for amendments to the Warrant Agreement, and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated April 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Warrants, and sets forth the responsibilities of the trustee, the procedures for withdrawal and direction of funds from the trust account, and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated April 28, 2021, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders;

•

an Indemnification Agreement, each dated May 3, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

•

a Letter Agreement, dated April 28, 2021, among the Company and each of the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each independent director of the Company has agreed to vote any shares of Class A Common Stock and Class B Common Stock held by him, her or it in favor of the Company’s initial business combination, to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months from the closing of the IPO, to certain transfer restrictions with respect to the Company’s securities and to certain indemnification obligations of the Sponsor; and

•	a Private Placement Warrants Purchase Agreement, dated April 28, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 5,733,333 Private Warrants.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the Private Placement of 5,733,333 Private Warrants to the Sponsor at a price of $1.50 per Private Warrant, generating aggregate gross proceeds of $8,600,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, are exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Warrants are identical to the Warrants sold in the IPO, subject to certain limited exceptions, including that the Sponsor has agreed not to transfer, assign or sell any of the Private Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2021, in connection with the IPO, Darrell Cavens, Joseph Zwillinger, Michael Smith and Mary Alice Taylor (the “New Directors” and, together with Mark Vadon, Paul Ferris and Lauren Neiswender, collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 3, 2021, each of Mary Alice Taylor, Joseph Zwillinger and Michael Smith was also appointed to the Board’s Audit Committee, with Mary Alice Taylor serving as its chair and each of Mary Alice Taylor, Joseph Zwillinger and Michael Smith was appointed to the Board’s Compensation Committee, with Mary Alice Taylor serving as its chair.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

On May 3, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $300,000,000 of the proceeds from the IPO was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of the Company’s public shares if the Company is unable to consummate its initial business combination within 24 months from the closing of the IPO, subject to applicable law; and (3) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide redemption rights as described in the prospectus relating to the IPO or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity.

On April 28, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. On May 3, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated April 28, 2021, by and between the Company and Goldman Sachs & Co. LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated April 28, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated April 28, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Stockholder Rights Agreement, dated April 28, 2021, by and among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto.

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (File No. 333-253569) filed on March 23, 2021).

10.4	Letter Agreement, dated April 28, 2021, by and among the Company, the Sponsor and each director and officer of the Company.

10.5	Private Placement Warrants Purchase Agreement, dated April 28, 2021, between the Company and Big Sky Growth Partners, LLC.

99.1	Press release, dated April 28, 2021.

99.2	Press release, dated May 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021

Big Sky Growth Partners, Inc.

By:	/s/ Lauren Nieswender

Name:	Lauren Neiswender
Title:	Chief Financial Officer and Chief Legal Officer